UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2009

Palmetto Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-26016	74-2235055
State or other jurisdiction of incorporation	Commission File Number	IRS Employer I.D. number

306 East North Street, Greenville, South Carolina		29601
Address of principal executive offices		Zip Code

800.725.2265

Registrant’s telephone number

N/A

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 18, 2009, the Board of Directors approved an amendment to the Company’s bylaws to conform the bylaws to the South Carolina Business Corporation Act (the “SCBCA”). Section 33-7-220 of the SCBCA states, in part, that a shareholder may vote at all meetings of shareholders by proxy by “signing an appointment form or by an electronic transmission of appointment.” Prior to the amendment, Section 2.9 of the Company’s bylaws stated that a shareholder of the Company may vote at all meetings of shareholders by proxy “which is executed in writing.” As amended, a shareholder of the Company may now vote at all meetings of shareholders in writing or electronically (which may include, without limitation, telephonic and electronic voting and any other methods permitted under the SCBCA).

Accordingly, Section 2.9 of the Company’s bylaws is amended and restated in its entirety as follows:

Section 2.9 Proxies.

~~At all meetings of shareholders, a shareholder may vote in person, or vote by proxy which is executed in writing by the shareholder or which is executed by his duly authorized attorney-in-fact. Such proxy shall be dated and filed with the secretary of the corporation or other person authorized to tabulate votes before or at the time of the meeting. Unless a time of expiration is otherwise specified, a proxy is valid for eleven months. A proxy is revocable unless executed in compliance with § 33-7-220(d) of the Act, or any succeeding statute of like tenor and effect.~~ At all meetings of shareholders, a shareholder or his agent or attorney in fact may appoint a proxy to vote or otherwise act for him, including giving waivers and consents, by signing an appointment form or by an electronic transmission of appointment. The electronic transmission must contain or be accompanied by sufficient information to determine that the transmission appointing the proxy is authorized. A proxy must have an effective date. If not dated by the person giving the proxy, the effective date of the proxy is the date on which it is received by the person appointed to serve as proxy, and that date must be noted by the appointee on the appointment form. An appointment of a proxy is effective when the appointment form or electronic transmission is received by the secretary or other officer or agent authorized to tabulate votes. Unless a time of expiration is otherwise specified, an appointment is valid for eleven months. A proxy is revocable unless executed in compliance with Section 33-7-220(d) of the South Carolina Business Corporation Act, or any succeeding statute of like tenor and effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALMETTO BANCSHARES, INC.

By:	/s/ L. Leon Patterson
L. Leon Patterson Chairman and Chief Executive Officer

Date: August 21, 2009